Exhibit 10.11

For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

SINOSMART GROUP INC.
华智集团有限公司

HKD20,000,000 CONVERTIBLE BOND (NO. 1)
港币 20, 000, 000 元可认股债券(编号 1)

Issued pursuant to the Memorandum and Articles of Association of **SINOSMART GROUP INC.**, and consent resolutions adopted by its Sole Director on 22 September 2005. 根据 **SINOSMART GROUP INC.** 华智集团有限公司的组织章程大纲及章程细则于 2005 年 9 月 22 日由该公司唯一董事通过的决议案发行。

THIS IS TO CERTIFY that Charming Leader Group Limited whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands is the registered holder of the above-mentioned Convertible Bond (the "**Bond**"). The Bond is issued with the benefit of and subject to the terms and conditions attached hereto and the subscription agreement dated 22 September 2005 entered into between **CHARMING LEADER GROUP LIMITED** and **SINOSMART GROUP INC.** which shall form an integral part of this Certificate. 兹证明 Charming Leader Group，注册地址位于 P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands，是上述可认股债券（"债券"）的登记持有人。该可认股债券按照在此所附的条件和由 Charming Leader Group Limited 与华智集团有限公司双方 于 2005 年 9 月 22 日所签订的认购协议发行，认购协议应当是本证明的一个完整组成部分。

GIVEN under the Seal of **SINOSMART GROUP INC.** this 22nd day of September 2005 pursuant to consent resolutions adopted by its Sole Director on 22 September, 2005. 根据 2005 年 9 月 22 日华智集团有限公司唯一董事通过的董事决议案，于 2005 年 9 月 22 日加盖华智集团有限公司的公章。

____
Director/Authorized Signatory 董事/授权代表

Note:-说明：
At the request of the Bondholder, the Bond can be split into a smaller denomination in the multiples of HK$1,000,000. The Bond cannot be transferred to bearer on delivery and is only transferable to the extent permitted by Condition 3 of the terms and conditions thereof. This certificate must be delivered to the director of Sinosmart Group Inc. for cancellation and reissue of an appropriate certificate in the event of any such transfer. 在可认股债券持有人的要求下，可将可认股债券每张面额拆细至港币 1,000,000 元或其倍数。本债券不能在交付时转让给不记名持有人，只能在本条件第 3 条的允许范围下进行转让。在该等情况下的转让，必须将证书还给华智集团有限公司的董事作注销，然后重新发出新的证书。

Sinosmart CB to Charming Leader (220905)

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

TERMS AND CONDITIONS OF THE BOND 债券条款

This Bond shall be held subject to and with the benefit of the terms and conditions set out below and such terms and conditions shall be binding on **SINOSMART GROUP INC.** (the "**Company**"). 本债券应当按照下列条件持有，这些条款对华智集团有限公司（"公司"）有约束力。

1. Interpretation 释义

1.1 In this Bond, the words and expressions set out below shall have the meanings attributed to them below unless the context otherwise requires:在本债券中，下面所列的词语和表述应当具有下面规定的含义，除非文中另有要求：

"**Accrued Interest**" has the meaning ascribed to it in Condition 4; "应累算的利息"具本本条件 4 中所述的含义。

"**Bondholder**" means with respect to any time, the person who is the registered holder of a Bond at that time and "**Bondholders**" shall be construed accordingly; "可认股债券持有人"是指在任何时间，某种债券的登记持有人。

"**Bonds**" means the convertible redeemable bonds in the aggregate amount of HKD20,000,000 issued by the Company with the benefit of and subject to the Conditions and "**Bond**" shall be construed accordingly; "可认股债券"是指可转换的可赎回的债券，总额为港币 20, 000, 000 元，由公司根据本条件发行。

"**Business Combination**" means the injection into or merging the business of the Group with a company listed on the Stock Exchange; "业务合并"指将集团业务注入一家在证券交易所上市公司或将集团业务与该公司合并；

"**Business Day**" means a day (excluding Saturday) on which banks in Hong Kong are generally open for commercial banking business; "工作日"是指香港银行一般开门办理银行事务的某个日子(不包括星期六)；

"**Certificate**" means the certificate issued in respect of each Bond; "证书"是指根据每个债券发出的证明；

"**Conditions**" means the terms and conditions herein and "Condition" refers to the relative numbered paragraph of the Conditions; "条件"是指这里所列的条件，条件的各个条款具有编号；

"**Conversion Rights**" means the rights attached to each Bond to convert the principal amount of each Bond into Conversion Shares in accordance with the Conditions; "转换权利"是指附在每个可认股债券上的权利，按照本条件将每个可认股债券的本金转换成转换股；

Sinosmart CB to Charming Leader (220905)

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

"**Conversion Shares**" means ordinary shares in the Company issuable to the Bondholders upon exercise of the Conversion Rights; "转换股"是指在行使转换权利时可发行给可认股债券持有人公司中的普通股；

"**Enlarged Share Capital**" has the meaning ascribed to it in Condition 6; "扩大后的股本"具有本条件 6 中所述的含义；

"**Event of Default**" has the meaning ascribed to it in Condition 10; "违约事件"具有本条件 10 中所述的含义；

"**Group**" and "**Group Company**" have the respective meanings ascribed to them in the Subscription Agreement; "集团"和"集团公司"分别具有在认购协议中所给的含义；

"**Guarantor**" means Mr. Song Jinan; "担保人" 指宋锦安先生；

"**Listing**" means the initial admission and listing of the Group for trading on a Stock Exchange by way of a public offer, placement or otherwise; "上市" 是指初步批准和上市公司股票挂牌，通过公开招股、配售股份的方式或其它方式在某个证券交易所进行交易；

"**Maturity Date**" has the meaning ascribed to it in Condition 2; "到期日期"具有本条件 2 中所述的含义；

"**Redemption Amount**" means, with respect to the Bond, the aggregate of the Redemption Price and the Accrued Interest with respect to that Bond; "赎回金额"是指以可认股债券而言，赎回价格和产生的利息的累计额；

"**Redemption Date**" has the meaning ascribed to it in Condition 2; "赎回日期"是指本条件 2 中所述的含义；

"**Redemption Price**" means, with respect to the Bonds, HKD20,000,000; "赎回价格"是指以可认股债券而言， 港币 20, 000, 000 元；

"**Stock Exchange**" means National Association of Securities Dealers Automated Quotation of the United States ("**NASDAQ**") or any other recognized stock exchange elsewhere in the world agreed between the Company, the Subscriber and the Bondholder; "证券交易所"是指美国纳斯达克("NASDAQ")或公司、认购人和可认股债券持有人同意的世界上其它认可的证券交易所；

"**Subscriber**" means Charming Leader Group Limited; "认购人"是指 Charming Leader Group Limited;

Sinosmart CB to Charming Leader (220905)

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

"**Subscription Agreement**" means the agreement of the date thereof entered into between Charming Leader Group Limited as Subscriber, the Company and Mr. Song Jinan as Guarantor for the subscription and issue of the Bonds; "认购协议" 是指 Charming Leader Group Limited 作为认购人，公司和宋锦安作为担保人本日签订认购和发行可认股债券协议；

"**Subsidiary**" means Shanghai Shining Biotechnology Co., Ltd. 是指上海双金生物科技有限公司。

1.2 The expressions "Company" and "Bondholder" shall, where the context permits, include their respective successors and permitted assigns and any persons deriving title under them. "公司" 和 "可认股债券持有人" 的表述在本文允许的情况下，应当包括它们各自的继承人和允许的受让人以及任何获得他们资格的人。

1.3 In this Bond, words importing the singular number shall include the plural and vice versa and words importing a gender shall include every gender. 在本可认股债券中，含有单数的词语应当包括复数，反之亦然，含有某性的词语应当包括每个性。

1.4 Headings of the Conditions are for reference only and shall be ignored in construing this Bond.本条件的标题仅供参考，并且应当在解释本债券时忽略。

2. Period and Redemption 赎回期限

Subject as provided herein and unless previously redeemed or converted in accordance with the Conditions, upon receiving the Redemption Notice from the Bondholders, the Company shall redeem the outstanding Bonds at the Redemption Amount on the date (the "**Redemption Date**") being the date falling 12 months from the date of issue of the Bond (the "**Maturity Date**"). 除非以前按本条件的规定赎回或转换，当公司收到可认股债券持有人之赎回通知，公司应当在日期为从发行可认股债券的日期开始的 12 个月的日期（"到期日期"）按照赎回金额赎回未清偿的可认股债券（"赎回日期"）。

3. Status and Transfer 状态和转让

(a) The obligations of the Company arising under the Bond constitute general, direct, unsubordinated and unsecured obligations of the Company and rank, and will rank, at least pari passu with all other present and future unsecured and unsubordinated obligations of the Company except for obligations accorded preference by mandatory provisions of applicable law. No application will be made for a listing of the Bond. 公司在本可认股债券下的义务构成公司全面的、直接的、不处于其它债权之后的和无担保的义务，并且至少与公司现在的和将来的所有无担保的和不对等的义务同等排列，适用法律规定的强制性规定要求优先履行的义务除外。公司不对可认股债券的上市提出申请。

Sinosmart CB to Charming Leader (220905)

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

(b) The Bond may be assigned or transferred in whole without the prior written consent of the Company. 可认股债券可以全面转让或受让，无须经公司事先书面批准。

(c) Subject to Condition 3(b) above, the Bond may only be transferred by execution of a transfer certificate in the form set out in Exhibit A hereto (the "**Transfer Certificate**") under the hand of the transferor and the transferee (or their duly authorised representatives) or, where either the transferor or transferee is a corporation, under its common seal (if any) and under the hand of one of its officers duly authorised in writing or otherwise executed by a duly authorised officer thereof. In this Condition "transferor" shall, where the context permits or requires, include joint transferors. 根据上面本条件 3(b)，可认股债券只能通过出让人及受让人(或其正式授权代表)签署附表 A 中要求的式样转让证明予以转让（"转让证明"），或者当出让人或受让人是一家公司时，可以由它的正式书面授权的人签署并加盖它的公章(若有)。在本条件下，当情况允许或需要的情况下，"受让人"可包括联合受让人。

(d) The Certificate must be delivered for registration to the Company accompanied by (i) a duly executed Transfer Certificate; (ii) in the case of the execution of the Transfer Certificate on behalf of a corporation by its officers, the authority of that person or those persons to do so; and (iii) such other evidence as the Company may reasonably require if the Transfer Certificate is executed by some other person on behalf of the Bondholder. The Company shall, within five (5) Business Days of receipt of such documents from the Bondholder, cancel the existing Certificate and issue a new Certificate under the seal of the Company, in favour of the transferee or assignee as applicable. 在转让时必须向公司退回证书，并且连同(i)正式签字的转让证明；(ii)假若转让证明在由它的人员代表公司在转让证明上签字时，授权这些人员能够签字的证明；以及(iii)如果转让证明由代表可认股债券持有人的其它人签字生效，公司可能合理要求的其它证明材料。公司应当在从可认股债券持有人那里收到这些文件后的五(5)个工作日内，取消现有的证书并且开具一份新证书，加盖公司章，以受让人为受益人。

(e) The Company shall maintain and keep a full and complete register of the Bond at such location in Hong Kong as it shall from time to time determine and the Bondholders from time to time and recording any conversion and/or cancellation of the Bond and the destruction of any replacement Bond issued in substitution for any mutilated, defaced, lost, stolen or destroyed Bond and of sufficient identification details of all Bondholders from time to time holding the Bond. The Company shall further procure that such registered information shall be made available to any Bondholder at all reasonable times. 公司应当在其它随时确定的香港地址担保存可认股债券的完整登记，包括可认股债券持有人，及随时记录可认股债券的任何转换和/或取消，因任何损

Sinosmart CB to Charming Leader (220905)

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

毁、损伤、遗失、遭偷盗或毁坏的可认股债券而发行的任何替换可认股债券，以及所有可认股债券持有人的充分详细的身份内容。公司应当进一步使得这些登记信息应当对在所有合理的时间向任何可认股债券持有人提供。

4. Interest 利息

Only in the event of redemption, the Bond will bear interest at the rate of six percent (6%) per annum on the principal amount which shall accrue from month to month on simple interest basis and shall be calculated on the basis of the actual number of months elapsed. The Company shall pay such interest in arrears on the Redemption Date. 可认股债券只在赎回的情况下，在本金基础上以每年百分之六(6%)的利率取得利息，利息应当按月计单利，并且应当按照实际过去的月份日数计算。公司应当在赎回日期期末支付这些利息。

5. Payments 付款

(a) All payments due under the Conditions shall be made for value on the due dates in immediately available funds into the bank account below or such other accounts as the Bondholder may notify the Company in writing from time to time by not less than seven (7) Business Days' prior written notice. All payments by the Company shall be made in Hong Kong Dollars. 在本条件下到期应付的所有款项在到期日应当支付，采用立即可以使用的资金的形式汇入下面的银行帐户中或可认股债券持有人随时不少于七(7)个工作日提前书面通知的其它帐户。公司的所有付款应当用港币支付。

Bank 银行	:	The Hongkong and Shanghai Banking Corporation Limited, Hong Kong
SWIFT ID 密押代码	:	HSBC HKHH
For Credit to 轉帳至	:	Credit Suisse, Singapore
Account No. 帐户號碼	:	502-625403-001
Swift Address 密押地址	:	CSPBSGSG
In favour of 受益人	:	Charming Leader Group Ltd CIF No,: 122280
With Message 附加訊息	:	Please telex advise Credit Suisse, Hong Kong for the attention of Maria Lee of the above transfer for value

Sinosmart CB to Charming Leader (220905)

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

(b) If the due date for payment of any amount in respect of the Bonds is not a Business Day, the Bondholder shall be entitled to payment on the next following Business Day in the same manner together with interest accrued in respect of any such delay. 如果关于可认股债券的任何金额的支付到期日期不是工作日，公司应当有权在下一个工作日以相同方式支付可认股债券持有人，但利息计算应当以延迟的日期为准。

6. Listing Conversion 上市转换

(a) If at any time between the date of issue of the Bond and the Maturity Date, an approval of Listing is granted by a Stock Exchange or within three Business Days after all the conditions precedent for the completion of the Business Combination have been met, the Bondholder shall convert the whole of the principal amount of the Bond into Conversion Shares upon serving on the Bondholder the Conversion Notice. Subject to Condition 8, the Conversion Shares shall be calculated as follows: 在可认股债券发行日至到期日日期之间的任何时候当证券交易所批准公司上市申请时，或在符合完成业务合并完成先决条件后三个工作日内，可认股债券持有人应当有权通过向公司送交转换通知，要求公司将全数可认股债券本金转换为转换股。除本条件 8 另有规定外，转换股按下述计算：

such number of Conversion Shares which is equivalent to 10% of the total issued share capital of the Company as enlarged by any share capital issuable as a result of the exercise of the Conversion Rights attached to the Bonds pursuant to this Condition 6 (the **"Enlarged Share Capital"**) immediately before the Listing or Business Combination at the conversion date in respect of an aggregate amount of the Bonds of HK$20,000,000.00.在转换日期发行一定数量之转换股以债券总额港币 20, 000, 000 元计算，相等于公司紧接在上市或业务合并之前根据本条件 6 实施附在债券上行使转换权利而增加发行公司的总发行股本（"扩大的股本"）的百分之十(10%)。

(b) The Certificate shall be cancelled automatically upon issue and allotment of the Conversion Shares pursuant to this Condition 6. 根据本条件 6，在发行和配发转换股时，证书应当自动取消。

7. Conversion Shares 转换股

All Conversion Shares shall be issued and allotted to the Bondholder or as it may direct as shares credited as fully paid and shall rank *pari passu* with each other and with the other shares of the same class in the capital of the Company. 所有转换股应当发行并分配给可认股债券持有人，当全额入帐列为缴足股款，并且应当彼此以及与公司股本中的其它股票享有同等权益。

Sinosmart CB to Charming Leader (220905)

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

8. Adjustment in Conversion Shares 转换股的调整

If the audited consolidated profit after tax of the Subsidiary for the financial year ended 31 March 2005 shall be less than RMB55,000,000.00, the Conversion Shares will be adjusted as follows: 如果子公司截至 2005 年 3 月 31 日财政年度的经审计合并税后利润少于人民币 55,000,000.00 元，转换股应当作如下调整：-

Conversion Shares represented by % of the issued share capital of the Company 转换股占公司已发行股本的百分比(%) = $\frac{55,000,000}{Y} \times 10$

where "Y" is equal to the actual audited consolidated profit after tax of the Subsidiary for the financial year ended 31 March 2005. 即 "Y" 等于子公司截至 2005 年 3 月 31 日财政年度的经审计实际合并税后利润。

9. Guarantee 担保

In the Subscription Agreement, the Guarantor has guaranteed to the Bondholders from time to time the due and punctual performance of any and all obligations of the Company arising under the Bonds in accordance with these Conditions. The obligations of the Guarantor under the Subscription Agreement constitute direct, unconditional, general and unsecured obligations of the Guarantor. 在认购协议中，担保人向可认股债券持有人担保公司不时及时和准时履行所有根据本条件可认股债券所产生的各项责任。担保人在认购协议中的责任构成担保人直接的、无条件的、一般及无抵押的责任。

10. Events of Default 违约事件

The Company shall forthwith give notice to the Bondholders on becoming aware of the occurrence of any of the following events (**"Event of Default"**) and upon receipt of such notice or upon the Bondholders becoming aware of the happening of any Event of Default the Bondholders shall be entitled to give notice (**"Demand Notice"**) to the Company that the Bonds owned by such Bondholder is, and such Bond shall immediately become due and payable on the date of the Demand Notice (the **"Early Redemption Date"**) at the Redemption Amount: 当公司知道发生以下事件（"违约事件"），应当立即通知可认股债券持有人，可认股债券持有人在收到此类通知后或债券持有人知晓发行任何违约事件后，可认股债券持有人有权向公司发出通知（"要求通知"），该可认股债券持有人持有的可认股债券在可认股债券持有人出要求通知日期（"提前赎回日期"）立即到期，由公司支付赎回金额赎回：

Sinosmart CB to Charming Leader (220905)

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For reference only. In case there is any discrepancy in the contents between the English and the Chinese versions, the Chinese version shall prevail. Redundant and non-material pages have been omitted.

(a) the Company is in material default in the performance or observance or compliance with any of its respective obligations under the Conditions or any other contractual obligations owed to the Subscriber under the Subscription Agreement which default is incapable of remedy or, if capable of remedy, is not in the reasonable opinion of the Bondholder remedied within fourteen days after notice of such default shall have been given by the Bondholder; or 当公司严重违反或没有遵守其在本条件下的任何义务，或者根据认购协议应当对认购人承担的任何其它合同义务，而且该违反不能恢复，或者即使若能恢复，在可认股债券持有人的合理意见范围内，未能在可认股债券持有人发出违反通知后十四天内恢复；或者

(b) any representation or warranty made or deemed to be made by the Company in connection with the Bond or under the Subscription Agreement proves to have been incorrect or misleading or ceases to be true and accurate; or 公司作出的或者认为作出的，与可认股债券有关的或者按照认购协议作出的任何陈述或担保证，已经证明是错误的或者属于误导，或者不再是真实的和准确的；或者

(c) an encumbrancer takes possession or a receiver, manager or other similar officer is appointed of the whole or any substantial part of the undertaking, property, assets or revenues of the Company or any of its subsidiaries; or 产权负担人拥有或者对公司的业务、物业、财产或收入或公司的任何子公司的全部或任何实质部分任命一名接收人、经理人或其它类似人员；或者

(d) the Company or any of its subsidiaries becomes insolvent or is unable to pay its debts as they become mature or applies for or consents to or suffers the appointment of any administrator, liquidator or receiver over the whole or any substantial part of its undertaking, property, assets or revenues or takes any proceeding under any law for a readjustment or deferment of its obligations or any part of them or makes or enters into a general assignment or compromise with or for the benefit of its creditors; or 公司或其任何子公司破产或者到期不能偿还债务，或者申请、同意或接到针对其业务、物业、财产或收入的任何实质部分任命管理人、清算人或接收人，或者根据任何法律提出诉讼，重新调整或延期其义务或其任何部分，或者与债权人或为了债权人的利益达成总体转让或妥协；或者

(e) an order is made or an effective resolution passed for the winding-up of the Company or any of its subsidiaries, except in the case of winding-up of subsidiaries in the course of internal reorganization or voluntary winding up of subsidiaries; or 发出公司或其任何子公司停业的命令或者通过停业的有效决议，子公司内部重组或自愿停业的情况除外；或者

(f) the Company or any of its subsidiaries ceases or threatens to cease to carry on its business or any substantial part thereof or changes or threatens to change the nature or scope of its business or the Company or any of its subsidiaries disposes of or threatens to dispose of or any governmental or other authority

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expropriates or threatens to expropriate all or any substantial part of its business or assets; or 公司或其任何子公司停止或威胁停止经营其业务或任何实质部分，或者改变或威胁改变其业务或公司的性质或范围，或其任何子公司处置或威胁处置，或者任何政府或其它机构没收或威胁没收其业务或资产的全部或任何实质部分；或者

(g) the Company or any of its subsidiaries defaults or receives notice of default under any agreement or obligation relating to borrowing or any indebtedness equal to or in excess of HK2,000,000 or its equivalent becomes payable or capable of being declared payable before its stated maturity or is not paid when due; or 公司或其任何子公司违约或收到任何协议或义务下的，与等于或超过港币 2,000,000 元或其等价物的借款或债务有关的任何违约，该借款或债务在其声明的到期日应当支付或者可以宣布为应当支付，或者到期不能支付；或者

(h) the Bond or any provision hereof cease for any reason to be in full force and effect or is terminated or jeopardized or becomes invalid or unenforceable or if there is any dispute regarding the same or if there is any purported termination or repudiation of the same or it becomes impossible or unlawful for the Company or any of its subsidiaries to perform any of its obligations hereunder or for the Bondholder to exercise all or any of their rights, powers and remedies hereunder; or 可认股债券或在此的任何规定由于某种原因全部失效，或者终止或受到损害，或者无效或不可执行，或者关于它存在任何争议，或者存在终止或否决它的任何传言，或者由于公司或其任何子公司履行它在本协议项下的任何义务，或者可认股债券持有人实施其在本协议项下的所有或任何权利、权力和补偿而变得不可能或不合法；或者

(i) sale or disposal by any Group Company of the whole or part of its undertaking, goodwill or assets either in a single transaction or a series of transactions from the date of the issue of the Bond at a selling price or aggregate selling price in the case of a series of transactions which exceeds 35% of the Group's consolidated net asset value as shown in accounts of the Group as at 31 March, 2005, or sale or disposal by any Group Company of the whole or part of its undertaking, goodwill or assets from the date of the issue of the Bond which has a book value exceeding 35% of the total book value of all of the assets of the Company as shown in its accounts of the Group as at 31 March, 2005; 从可认股债券的发行日期开始，不管是通过单个交易中还是在一系列交易，以超过集团的合并资产净值（在其 2005 年 3 月 31 日帐目中显示）35%的出售价或总出售价销售或处置集团公司业务、信誉或资产的全部或部分，或者从可认股债券的发行日期开始，销售或处置超过公司的全部资产的总面值(在其 2005 年 3 月 31 日帐目中显示)的 35%任何集团公司业务、信誉或资产的全部或部分；

At any time after the Bond have become payable the Bondholders may without further notice institute such proceedings as it may think fit to enforce payment of the monies

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due.在可认股债券应付后的任何时间，可认股债券持有人认为适当，可以不需要通知而提出诉讼，强制支付到期应付款项。

11. Voting 表决

The Bondholders shall not be entitled to attend or vote at any meetings of the Company by reason only of its being a Bondholder.作为可认股债券持有人，可认股债券持有人无权参加公司的任何会议或在会议上投票。

12. Notices 通知

Any notice required or permitted to be given shall be given by delivering it to the party:-任何要求发出或允许发出的通知应当交给：

(a) in the case of the Bondholder: 债券持有人

Charming Leader Group Limited
21/F, Centre Point,
181-185 Gloucester Road,
Wanchai, Hong Kong
香港湾仔告士打道 181-185 号
中怡大厦 21 楼

Attention 收件人	:	Mr. Tai Hon Leung, Henry 戴汉良先生
Fax 传真	:	(852) 2905 1399

(b) in the case of the Company: 公司

Address 地址	:	Room 3712, Apartment Tower, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong 香港湾仔港湾道 1 号 会景阁 3712 室
Attention 收件人	:	Ms. Kwok Kin Kwok 郭建国小姐
Fax 传真	:	(852) 3106 3822

Copied to 抄送

Mr. Song Jinan 宋锦安先生

Address 地址	Room 1101, No. 1, Alley 1189, Jinqiao Road, Pudong New District, Shanghai Municipal, the PRC 中国上海市浦东新区 金桥路 1189 弄 1 号

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1101 室
Fax 传真 (8621) 5834 7713

or to such other address as the party concerned may have notified to the other party pursuant to this Condition 12 and may be given by sending it by hand or in a prepaid envelope by registered mail (by air if international) to such address or (in either case) to such other address as the party concerned may have notified to the other parties in accordance with this paragraph and such notice shall be deemed to be served at the time of delivery or (as the case may be) five Business Days after posting, or if sooner upon acknowledgement of receipt by or on behalf of the party to which it is addressed. 或者相关方根据本条件 12 可能已经通知另一方的其它地址，并且可以采取亲自送交或放在预付费用的信封里通过挂号邮件方式(若为国际邮件，通过航空方式)寄到该地址或(在其它情况下)寄到相关方根据本条目已经通知另一方的其它地址，此类通知应当认为在交付时或(视情况而定)在邮寄后五个工作日，或者如果由收件方或代表收件方承认收到的更早时间，已经送达。

13. Amendment 修订

The terms and conditions of the Bond and the Subscription Agreement may not be varied, expanded or amended except by agreement in writing between the Company, the Subscriber and the Bondholder. 非经公司、认购人和可认股债券持有人三方书面同意，可认股债券的条款和认购协议不得变更、增加内容或修订。

14. Governing law and jurisdiction 管辖法律和权限

The Bond and the terms of the Bond are governed by and shall be construed in accordance with the law of the Hong Kong and the Subscriber, the Bondholder, and the Company agree to submit to the non-exclusive jurisdiction of the courts of the Hong Kong. 可认股债券和可认股债券的条款由并且应当根据香港法律管辖和解释，认购人、可认股债券持有人和公司愿受香港法院的非专属司法管辖权管辖。

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Exhibit A 附表 A

Bond Transfer Certificate 债券转让证书

To : Sinosmart Group Inc. 收件人：华智集团有限公司

From : [●] Limited 发件人：[●]有限公司
And 和
[Name of Transferee]受让人名称

Date: [ ]

HKD20,000,000 Convertible Bond (No. [●]) issued on [●] 2005 (the "Bond")
港币 20,000,000 元可认股债券(编号[●])，2005 年[●]发行("债券")

1. We refer to Condition 3 of the Bond. Terms used in this Transfer Certificate have the same meaning as defined in the Bond.我们参考可认股债券的条件 3。本转让证书中的条款具有可认股债券中规定的相同含义。

2. We, [●]Limited (the "**Transferor**") and [●] (the "**Transferee**") agree to the Transferor transferring all its rights and obligations in the Bond to the Transferee, and the Transferee agrees to be bound in all respect by the terms and conditions of the Bond and the Subscription Agreement. 我们，[●]有限公司("出让人")和[●]("受让人")同意出让人转让其在可认股债券下全部权利和义务给受让人，受让人同意全面遵守可认股债券条款和认购人协议的各条款。

3. We enclose herewith the Certificate of the Bond and request that a new Certificate of the Bond be issued in favour of the Transferee pursuant to Condition 3 of the Bond. 我们因此附上可认股债券证书并且要求根据债券的条件 3 发给以受让人为受益人的新证书 。

4. The account of the Transferee for the purposes of Condition 5(a) is as follows: 为施行条件 5(a)之目的受让人帐户如下：

Account No.	:帐号：
Reference	:查阅文件：
Bank Name	:银行名称：
Swift Code	: Swift 代码：

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5. The address for notices of the Transferee for the purposes of Condition 12 (Notices) is as follows: 受让人为施行条件 12 接受通知(通知)的地址如下：

Address	:	地址：
Attn	:	收件人：
Fax	:	传真：

6. This Transfer Certificate is governed by the laws of Hong Kong.本转让证书由香港法律管辖。

SIGNED BY 签字人)
duly authorised for and on behalf 代表[●]有限公司)
of [●] **LIMITED** 的正式授权人)
in the presence of:见证人：)

SIGNED BY 签字人)
duly authorised for and on behalf 代表[受让人名称])
of ***[Name of Transferee]*** 的正式授权人)
in the presence of: 见证人：)

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Schedule 3 附件 3

Completion Requirements 完成要求

1. On Completion, the Company shall deliver to the Subscriber to their satisfaction 在完成时，公司应当交付或要求交付认购人:-

   (a) evidence that the Conditions Precedent have been fulfilled; 证明先决条件已经履行；

   (b) the Certificates of principal amount of HKD20,000,000 representing the total principal amount of the Bonds subscribed by the Subscriber duly issued in favour of the Subscriber; 以认购人为受益人关于认购人认购本金港币 20, 000, 000 元可认股债券的证书；

2. On Completion, against receipt of the documents in paragraph 1 above, the Subscriber shall pay to the Company by wire transfer (as evidence by payment / transmittal instructions to its bank) to the following account a sum of HKD20,000,000.00 being the subscription money in respect of the Bonds representing the aggregate face value of the Bonds: 在完成时，当收到上述第 1 款中的各文件，认购人应以电汇方式(以给它的银行的付款/传送指示为据)致下列公司帐号，以支付给公司总额为港币 20, 000, 000 元作认购可认股债券之用：

Account Name 帐户名称	:	SINOSMART GROUP INC.
Account No.帐号	:	400-146262-838
Bank Name 银行名称	:	The Hongkong and Shanghai Banking Corporation Limited

3. On Completion the Subscriber shall deliver to the Company a certified copy of the resolutions of its board approving and authorizing the execution of this Agreement and the subscription of the Bonds by it. 在完成时，认购人应当交给公司一份经过核实的董事会决议，该决议批准并授权认购人签署本协议和认购可认股债券。

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Schedule 4 附件 4

Representations, Warranties and Undertakings by the Company

公司的陈述、保证和承诺

1. The Company has full power and authority to issue the Bonds and perform its obligations thereunder, subject only to the fulfillment of the Conditions Precedent. All factual information including, without limitation, the particulars of the Group Companies in Schedule 1 of this Agreement are true and accurate. 公司在履行先决条件后，即具有发行可认股债券和履行在此项下的义务的全部权力。所有事实信息，包含，但不限于本协议附件 1 中的集团公司的具体情况，均为真实、准确的信息。

2. The execution, delivery and performance of the Bonds will not infringe and will not be contrary to any laws or regulations of any governmental or regulatory body of Hong Kong, the People's Republic of China, the British Virgin Islands or any relevant jurisdiction, as the case may be, and will not result in any breach of the terms of the Memorandum and Articles of Association of any of the Group Companies or constitute a default under any deed, agreement, mortgage or other instrument to which any of the Group Companies is a party including, but not limiting to, any bank or loan facility or agreement. Compliance with the terms of the Bonds does not and will not at any time result in the creation, imposition, crystallization or enforcement of any encumbrance whatsoever on or over any of the assets of the Group Companies or in any present or future indebtedness of any of the Group Companies becoming due and payable or capable of being declared due and payable prior to its stated maturity. 可认股债券的实施、交付和履行不违反并且也不抵触中华人民共和国香港特别行政区，中华人民共和国，英属维尔京群岛或其它有关的司法管辖区的任何政府机构或管理机构的任何法律、法规，或任何相关管辖权(根据情况)，并且不会导致对任何集团公司的组织章程大纲及章程细则的任何违反，或者构成任何契约、协议、抵押或其它票据(公司为其中的一方，包括但不限于任何银行贷款文件或协议)下的某种违约行为。遵守债券的条款现在不会，并且将来任何时候也不会导致任何集团公司的任何财产的任何物上负担的产生、强迫接受、明确化或执行，或者导致任何集团公司的任何现在或将来的债务到期并且应付或者能够在其规定的到期日期前宣布为到期并且应付。

3. Neither the Company nor the Subsidiary is involved in any litigation, arbitration or administrative proceedings relating to claims or amounts which are material in the context of this Agreement and the issue of the Bonds. 公司或子公司没有进入与索赔或金额(在本协议和可认股债券的发行中具有实质意义)有关的任何诉讼、仲裁或行政诉讼程序。

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4. No event exists or has occurred and no condition is in existence which would be (after the issue of the Bonds) an Event of Default under Condition 10 and no event or act has occurred which, with the giving of notice, or the lapse of time, or both, would (after the issue of the Bonds), constitute such an event of default. 在发行可认股债券后没有事件存在或已经发生，并且没有存在的条件，构成根据条件 10 为违约事件，并且在发行可认股债券后没有事件或行动已经发生，在发出通知后，或时间过后，或者两者同时，构成这样的违约事件。

5. All copies of the Memorandum and Articles of Association of the Group which have been supplied to the Subscriber and, for the purposes of identification, signed by a director of the Company are complete, up-to-date and accurate. 已经交给认购人以及为了确认之目的由公司的董事会签字的集团公司的组织章程大纲及章程细则的所有文本都是完整、最新的和准确的。

6. Each of the Company and the Subsidiary has duly complied with its obligations to account to the relevant revenue authority for all amounts for which it is or may become accountable in respect of any taxation. All taxation for which the Company and the Subsidiary are liable to account has been duly paid (insofar as such taxation ought to have been paid) or has been fully provided for in the Accounts.公司及子公司已经遵守其义务，对有关的税收机关说明，关于任何税收，它现在需要或者可能需要承担会计责任的所有金额。所有公司及子公司有责任申报之税收在应该缴付的情况下已全数向税所支付，或在会计报表中全数备拨。

7. Neither the Company nor the Subsidiary has within the past twelve months suffered any investigation audit or visit by any taxation or excise authority and the Company is not aware of such investigation audit or visit planned for the next twelve months. 公司及子公司皆未有在过去十二个月内受到调查审计或由任何税务机关或国产税务机关检查，并且公司不知道在今后十二个月内安排了这样的调查、审计和检查。

8. There is no dispute or disagreement outstanding nor is any contemplated with any revenue authority in the world regarding liability or potential liability to any tax or duty (including, in each case, penalties or interest) recoverable from the Company or the Subsidiary regarding the availability of any relief from tax or duty to the Company or the Subsidiary and there are no circumstances which make it likely that any such dispute or disagreement will commence. 没有未解决的争议或不同意，也没有与世界上任何税收机关考虑关于可以从公司或子公司回收的任何税收或关税的责任或潜在责任(包括在各种情况下的罚金或利息)，关于对公司或子公司进行任何税收或关税的减免，也没有使任何此类争议或不同意成为可能的情况出现。

9. The short particulars each of the Company and the Subsidiary which are set out in Schedule 1 are true and accurate and each of these companies has been duly incorporated and established and is validly existing under the laws of its jurisdiction of incorporation represent all the companies in which the Company has a direct or indirect equity interest. The minute books and the accounting and other corporate

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records of the Company and the Subsidiary have been kept on a proper and consistent basis, are up-to-date and contain complete and accurate details in all material respects of the transactions entered into by the Company and the Subsidiary. 在附件 1 中列出公司及子公司的简介是真实的和准确的，这些公司已经正式注册成立，并且根据其注册管辖法律有效存续，这些简介已包含公司所有拥有直接的或间接的权益的公司。公司及子公司的会议纪录簿、会计及其它公司纪录均以正确及一致的基准予以保存，确保是实时更新，及在各主要方面完整和准确的加载公司及子公司的各项交易。

10. The Accounts:- 会计报表：－

(i) have been prepared on a basis in accordance with generally accepted accounting principles and practices including all applicable statements of standard accounting practice generally accepted in Hong Kong. The Accounts make proper provision for all of the actual liabilities of the Company and the Subsidiary 括所有适用于香港一般可接受的标准会计守则而编制。公司及子公司已对所有之实际发生负债在会计报表中进行备拨。

(ii) show a true and fair view of the state of affairs and financial position of the Company and the Subsidiary as at the Account Date and of its results for the financial period ended on that date. 真实及公平反映公司及子公司在会计日期之财务状况，及截至该日止财务期间之结果。

11. Since the Account Date to the date of this Agreement:- 自会计日期至本协议日期为止：－

(i) there has been no material adverse change in the financial condition or prospects of the Company and the Subsidiary; 公司及子公司之财务状况或前境并没有发生重大不利改变；

(ii) no dividend or any other distribution has been or will be made or paid by the Company or Subsidiary; 公司或子公司未有派发或准备派发股息或进行其它分配；

(iii) neither the Company nor the Subsidiary has incurred any material additional liabilities whether actual or contingent. 公司及子公司均未有发生任何重大的额外债务，无论是实际或者是或然债务。

12. The Company owns and undertakes that it will continue to own all the registered share capital of the Subsidiary. 公司拥有并承诺继续拥有子公司全部注册资本。

13. The Company has issued only one class of shares and that the details of the authorized and issued capital are set out in Schedule 1A. 公司只发行一种类别的股票，而有关公司之法定及发行股本详情列于附表 1A。

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14. The Company is deemed to have repeated all the Warranties given under Clause 5.1 and this Schedule on the basis that such Warranties will at all times, from the date of this Agreement up to and including the date on which all the obligations of the Company under the Bond are discharged, be true, complete and accurate in all respects.公司被视为在包含从本协议日期到公司在可认股债券下的所有义务得到履行的日期任何时候已经重复 5.1 条和本附件下列出的所有保证，这些保证在各个方面都是真实、完整和准确的。

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IN WITNESS whereof the parties hereto have duly executed this Agreement the day and year first above written.在此证明，各方已经在本协议上面书写的第一个日期正式签字生效。

SIGNED BY Tai Hon Leung, Henry 由戴汉良)
duly authorized for and on behalf of 代表)
CHARMING LEADER GROUP LIMITED 签字)
in the presence of:-见证人：)

Tsui Mei Ling, May
Solicitor, Hong Kong SAR
Messrs. Marie Tsang, Dustin Chan & Co.

SIGNED BY **SONG JINAN** 由宋锦安)
duly authorized for and on behalf of 代表)
SINOSMART GROUP INC. 签字)
in the presence of:- 见证人：)

Tsui Mei Ling, May
Solicitor, Hong Kong SAR
Messrs. Marie Tsang, Dustin Chan & Co.

SIGNED, SEALED AND DELIVERED)
by **SONG JINAN** 由宋锦安)
in the presence of:- 见证人：)

Tsui Mei Ling, May
Solicitor, Hong Kong SAR
Messrs. Marie Tsang, Dustin Chan & Co.

Shining CB Agreeement (Final)(220905)

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